UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2007
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Capital Growth Systems, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Florida --------------------------------------	0-30831 -------------------------------	65-0953505 ----------------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 S. Wacker, Suite 300
Chicago, Illinois 60606
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(Address of Principal Executive Offices, Including Zip Code)

(312) 673-2400
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(Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 2, 2007, Capital Growth Systems, Inc. (the “Company”) offered to amend all of its outstanding Warrant Agreements for a limited time (the “Offer”). The offer to amend allowed Warrant Agreement holders to exercise all or a portion of their warrants at $0.15 per share by October 24, 2007 (the “Outside Date”), subject to a possible limited extension. On October 24, 2007, the Company extended the Outside Date to October 31, 2007 (the “Extended Outside Date”). Any warrants exercised on or before the Extended Outside Date will be amended in accordance with the Offer.

For a more complete description of the terms of the Offer, please see the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 3, 2007.

Item 9.01 Financial Statements and Exhibits

(b)	Exhibits

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GROWTH SYSTEMS, INC.

By:	/s/ Patrick C. Shutt
By: Patrick C. Shutt
Its: Chief Executive Officer

Dated: October 24, 2007